                                                                   EXHIBIT T3E.3



                     IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE


In re:                                  )       Chapter 11
                                        )
FIRST MERCHANTS ACCEPTANCE              )       Case No. 97-1500 (JJF)
CORPORATION,                            )
                                        )
FIRST MERCHANTS RESIDENTIAL             )       Case No. 97-1892 (JJF)
CREDIT CORPORATION,                     )
                                        )
     Debtors.                           )       Jointly Administered


                 NOTICE OF ORDER (I) APPROVING JOINT DISCLOSURE
                    STATEMENT OF DEBTORS IN CONNECTION WITH
                    SOLICITATION OF BALLOTS WITH RESPECT TO
                JOINT PLAN UNDER CHAPTER 11 OF THE UNITED STATES
               BANKRUPTCY CODE (II) FIXING THE TIME FOR FILING OF
                ACCEPTANCES OR REJECTIONS OF PLAN AND OBJECTIONS
                        TO CONFIRMATION OF THE PLAN AND
               (III) SCHEDULING A HEARING ON CONFIRMATION OF PLAN


TO:  CREDITORS, INTEREST HOLDERS
     AND OTHER PARTIES IN INTEREST


   PLEASE TAKE NOTICE that the Honorable Joseph J. Farnan, Jr., United States District Judge for the District of Delaware, has approved the adequacy of the information in the disclosure statement at a hearing held on January 21, 1998 as embodied in an order (the "Order") in the above-referenced bankruptcy cases approving the Joint Disclosure Statement of Debtors in Connection with Solicitation of Ballots With Respect to Joint Plan Under Chapter 11 of the United States Bankruptcy Code (the "Disclosure Statement").

   PLEASE TAKE FURTHER NOTICE that, pursuant to the Order and Rule 3017(c) of the Federal Rules of Bankruptcy Procedure (the "Bankruptcy Rules"), a hearing to consider confirmation of the Joint Plan Under Chapter 11 of the United States Bankruptcy Code (the "Plan"), will be held on March 3, 1998 at 4:30 p.m. Eastern Time (standby), or as soon thereafter as counsel can be heard, before the Honorable Joseph J. Farnan, Jr., United States District Judge, at the United States District Court (the "District Court"), J. Caleb Boggs Federal Building, 844 King Street, Wilmington, Delaware 19801 (the "Confirmation Hearing"). The Confirmation Hearing may be adjourned from time to time without further notice other than the announcement at the Confirmation Hearing of the date or dates of any adjourned hearing. In addition, the Plan may be modified, without further notice, prior to, at or as a result of the Confirmation Hearing.

   PLEASE TAKE FURTHER NOTICE that, pursuant to Bankruptcy Rule 3020(b), February 27, 1998, at 4 p.m. Eastern Time is fixed as the last day for filing and serving written objections, comments or responses to confirmation of the Plan (including any supporting memoranda). Any objections to confirmation of the Plan must be in writing and must (a) specify a caption setting forth the name of the Court, the name of the debtor, the case number and the title of the Objection to which the response is directed, (b) state the name and address of the objector and the amount of its claim or the nature of its interest in the above-captioned Debtors' chapter 11 cases, (c) specify the basis and nature of the objection and (d) be filed with the Clerk of the United States Bankruptcy Court for the District of Delaware, 5th

Floor, Marine Midland Plaza, 824 Market Street, Wilmington, Delaware 19801 together with proof of service, and served on: (i) counsel to the Debtors, Laura Davis Jones, Esquire, Young Conaway Stargatt & Taylor, LLP, 11th Floor - Rodney Square North, Wilmington, Delaware 19801; (ii) special counsel to the Debtors, Robert E. Richards, Esquire, Sonnenschein Nath & Rosenthal, 8000 Sears Tower, Chicago, Illinois 60606; (iii) Co-counsel to the Official Committee of Unsecured Creditors, Stephen M. Mertz, Esquire Faegre & Benson LLP, 2200 Norwest Center, 90 South Seventh Street, Minneapolis, Minnesota 55402; (iv) Co-counsel to the Official Committee of Unsecured Creditors, David B. Stratton, Esquire, Pepper, Hamilton & Scheetz, 1201 Market Street, Suite 1401, P.O. Box 1709, Wilmington, Delaware 19801; (v) Co-counsel to the Ugly Duckling Corporation, Christopher Bayley, Esquire, Snell & Wilmer, L.P.P., One Arizona Center, Phoenix, Arizona 85004-0001; and (vi) Co-counsel to the Ugly Duckling Corporation, William P. Bowden, Esquire, Ashby & Geddes, One Rodney Square, Wilmington, Delaware 19801 on or before 4:00 p.m., Eastern Time, on February 27, 1998. Any objections not filed and served as set forth above shall be deemed waived and shall not be considered by the Court.

   PLEASE TAKE FURTHER NOTICE that the deadline for the receipt of ballots accepting or rejecting the Plan shall be 4:00 p.m., Eastern Time, on February 27, 1998 (the "Voting Deadline"). For a ballot to be counted, it must be actually received prior to the Voting Deadline by the balloting agent: Logan and

Company, Inc., 615 Washington Street, Second Floor, Hoboken, New Jersey 07030.



   PLEASE TAKE FURTHER NOTICE that, for the purposes of voting, the amount of a claim used to tabulate acceptance or rejection of the Plan shall be either (a) the claim amount listed in the Debtors' schedules of liabilities, provided that
(i) such claim is not scheduled as contingent, unliquidated or disputed and
(ii) no proof of claim has been timely filed; (b) the liquidated amount specified in a proof of claim timely filed with the Court to the extent the proof of claim is not the subject of an objection filed by the Debtors on or before February 6, 1998 (or in case of objections resolved pursuant to a stipulation or order entered by the Bankruptcy Court before the Voting Deadline, the amount set forth in such stipulation or order); or (c) the amount temporarily allowed by the Court for voting purposes, pursuant to Bankruptcy Rule 3018(a), after notice and a hearing prior to the Voting Deadline. If a creditor casts a ballot, the creditor has filed a proof of claim and the entirety of the creditor's claim is the subject of an objection filed by the Debtors on or before February 6, 1998, the creditor's ballot shall not be counted, as provided by Bankruptcy Rule 3018, unless temporarily allowed by the Court for voting purposes in accordance with Bankruptcy Rule 3018 after a motion is filed, notice is provided and a hearing is held prior to the Confirmation Hearing. Ballots cast by creditors whose claims are not listed on Debtors' schedules of liabilities, but who timely file proofs of claim in unliquidated or unknown amounts that are not the subject of an objection filed before the commencement of the Confirmation Hearing, will have their ballots counted towards satisfying the numerosity requirement of section 1126(c) of the Bankruptcy Code, but will not have their ballots counted towards satisfying the aggregate amount provisions of that section. The ballot instructions describe additional procedures and voting assumptions.

                           YOUNG CONAWAY STARGATT & TAYLOR, LLP



                           ______________________________________________
                           Laura Davis Jones  (No. 2436)
                           Robert S. Brady  (No. 2847)
                           Edwin J. Harron  (No. 3396)
                           11th Floor, Rodney Square North
                           Wilmington, Delaware  19899-0391
                           (302) 571-6600

                           Counsel for Debtors and Debtors in Possession


SPECIAL COUNSEL

SONNENSCHEIN NATH & ROSENTHAL
Robert Richards, Esq.
8000 Sears Tower
Chicago, Illinois  60606
(312) 876-8000


Dated:  February __, 1998

                     IN THE UNITED STATES BANKRUPTCY COURT

                          FOR THE DISTRICT OF DELAWARE


In re:                                  )       Chapter 11
                                        )
FIRST MERCHANTS ACCEPTANCE              )       Case No. 97-1500 (JJF)
CORPORATION,                            )
                                        )
FIRST MERCHANTS RESIDENTIAL             )       Case No. 97-1892 (JJF)
CREDIT CORPORATION,                     )
                                        )
     Debtors.                           )       Jointly Administered


                     ORDER APPROVING DISCLOSURE STATEMENT,
               APPROVING VOTING AND SOLICITATION PROCEDURES, AND
           ESTABLISHING DATE AND PROCEDURES FOR CONFIRMATION HEARING

   The hearing to consider the adequacy of the First Amended Joint Disclosure Statement of Debtors in Connection with Solicitation of Ballots With Respect to Joint Plan Under Chapter 11 of the United States Bankruptcy Code (the "Disclosure Statement"), was held on January 21, 1998 (the "Hearing"). Based on the Court's review of the Disclosure Statement and the materials to be transmitted therewith; and the Court's consideration of the objections, responses, and arguments of counsel; and all objections and responses having been withdrawn, resolved or overruled at the Hearing on the Disclosure Statement; and the Court's determination that notice of the Hearing was adequate, appropriate, and in accordance with the Bankruptcy Code, 11 U.S.C. Section Section 101-1330 (the "Bankruptcy Code") and the Federal Rules of Bankruptcy Procedure (the "Bankruptcy Rules") with respect to all affected parties; and the Court's conclusion that the legal and factual bases presented at the

Hearing establish just cause for the relief granted herein; and the Court finds that the Disclosure Statement contains adequate information within the meaning of, and otherwise complies in full with, section 1125 of the Bankruptcy Code.

   Based on these findings, IT IS HEREBY ORDERED that:

   1. The Disclosure Statement, in substantially the form filed contemporaneously herewith, contains adequate information within the meaning of section 1125 of the Bankruptcy Code, and is hereby approved.

                     SCHEDULING OF THE CONFIRMATION HEARING

   2. The hearing to consider confirmation of the Joint Plan Under Chapter 11 of the United States Bankruptcy Code, as the same may be amended or modified (the "Plan"), shall commence on March 3, 1998, at 4:30 p.m. Eastern Time in the United States District Court for the District of Delaware, J. Caleb Boggs Federal Building, 844 King Street, Wilmington, Delaware 19801 (the "Confirmation Hearing"). The Confirmation Hearing may be adjourned from time to time without further notice. Additionally, the Plan may be modified without further notice at, prior to or as a result of the Confirmation Hearing.

                        COMPOSITION AND TRANSMISSION OF
                SOLICITATIONS PACKAGE AND PUBLICATION OF NOTICE

   3. The Debtors shall transmit or cause to be transmitted by mail to creditors entitled to vote on the Plan a solicitation package (the "Solicitation Package") containing: (a) written notice of (i) the Court's approval of the Disclosure Statement, (ii) the commencement date of the Confirmation Hearing, (iii) the deadline and procedures for filing objections to confirmation of the Plan, (iv) the last date for receipt of ballots to accept or reject the Plan, which form of Notice is attached hereto as Exhibit A and is hereby approved; (b) the Disclosure Statement; (c) the Plan; and (d) a ballot, substantially in the form attached as Exhibit B hereto, which forms of ballot are hereby approved, together with a ballot envelope. The Official Committee of Unsecured Creditors shall have the option to include in the Solicitation Package a statement of its support for the Plan.

   4. Pursuant to Bankruptcy Rule 3017(d), the Debtors shall not be required to transmit Solicitation Packages to the holders of claims in Plan classes designated as unimpaired ("Unimpaired Creditors"). If the Debtors elect not to transmit Solicitation Packages to any class of Unimpaired Creditors, the Debtors shall mail or cause to be mailed to each known Unimpaired Creditor in such class at the address to which notices are required to be sent pursuant to Bankruptcy Rule 2002(g), a notice substantially in the form of the notice attached hereto as Exhibit C (the "Unimpaired Creditor Notice"), which is hereby approved. The Unimpaired Creditor Notice shall provide that Unimpaired Creditors are entitled to receive a copy of the Plan and Disclosure Statement at the expense of the Debtors upon written request.

   5. Pursuant to 11 U.S.C. Section 1126(g), the Debtors shall not be required to transmit a Solicitation Package or other notice to each holder of record, as of the Record Date, of Allowed Interests (the "Equity Securities") in Plan class 8B ("Equity Holders").

   6. The Debtors shall publish a notice of the Confirmation Hearing and the foregoing deadlines in the national edition of The Wall Street Journal no later than 15 days after the entry of this Order.

                         RECORD DATE AND PROCEDURES FOR
                     DISTRIBUTION OF SOLICITATION PACKAGES

   7. January 15, 1998 shall be the record date (the "Record Date") for purposes of (a) determining creditors entitled to receive a Solicitation Package and to vote on the Plan, (b) determining creditors entitled to receive Unimpaired Creditor Notices and (c) determining equity security holders entitled to receive Equity Holder Notices, notwithstanding any transfers of claims or interests that may occur after the Record Date (even if prior to the Voting Deadline (defined below)), whether or not such transfers are reflected in the Court's docket.

   8. No later than February 11, 1998 the Debtors shall, except as otherwise provided in paragraph 4 hereof with respect to Unimpaired Creditors and paragraph 5 hereof with respect to Equity Holders, mail a Solicitation Package by first class mail to each individual or entity listed on the Debtors' schedules of liabilities (other than creditors with claims scheduled as disputed, contingent or unliquidated who have failed to timely file a proof of claim), as amended or reconstituted prior to the Record Date, and to each individual or entity having filed with the Court a proof of claim against the Debtors that has not been disallowed in full, withdrawn or expunged on or before the Record Date.

   9. Notwithstanding the foregoing, the Debtors shall not be required to mail a Solicitation Package or Unimpaired Creditor Notice to any individual or entity to whom notice of the hearing to consider approval of the Disclosure Statement was returned to the Debtors (or to their agents) by the United States Postal Service as undeliverable, unless the Debtors were provided with an accurate address for such individual or entity prior to February 6, 1998. The Debtors may, but shall not be required to, attempt to locate the current address and resend prior to the Voting Deadline (defined below) Solicitation Packages that are returned as undeliverable.

                                FORMS OF BALLOT

   10. The forms of Ballot annexed as Exhibit B conform substantially to Official Form Number 14 and are hereby approved. The Debtor shall include an appropriate ballot, substantially in the form attached as Exhibit B hereto, in the Solicitation Packages to be sent to the creditors in the classes entitled to vote under the Plan.

   11. All ballots shall be accompanied by return envelopes addressed to the Tabulation Agent.

                        LAST DATE FOR RECEIPT OF BALLOTS

   12. To be counted, ballots for accepting or rejecting the Plan must be actually received at the address set forth in the ballot instructions by 4:00 p.m. Eastern Time on February 27, 1998 (the "Voting Deadline"). Ballots may be returned by mail in the return envelope provided with each ballot, or by overnight courier to the address set forth in the ballot instructions, or by hand delivery to such address.

                         PROCEDURES FOR VOTE TABULATION

   13. The amount of a claim used to tabulate acceptance or rejection of the Plan shall be either: (a) the scheduled amount listed in the Debtors' schedule of liabilities, provided that (i) such claim is not scheduled as contingent, unliquidated or disputed and (ii) no proof of claim has been timely filed (or otherwise deemed timely filed by the Court under applicable law); (b) the liquidated amount specified in a proof of claim timely filed with the Court (or otherwise deemed timely filed by the Court under applicable law) to the extent such proof of claim is not the subject of an objection filed by the Debtors on or before February 6, 1998 (or, if such objection has been resolved pursuant to a stipulation or order entered by the Bankruptcy Court, the amount set forth in such stipulation or order); or (c) the amount temporarily allowed by the Court for voting purposes, pursuant to Bankruptcy Rule 3018(a), after a motion is filed, notice is provided and a hearing is held prior to the Voting Deadline. If a creditor casts a ballot, the creditor has timely filed a proof of claim (or otherwise had such proof of claim deemed timely filed by the Court under applicable law) and the entirety of the creditor's claim is the subject of an objection to claim filed on or before February 6, 1998, such creditor's ballot shall not be counted, unless temporarily allowed by the Court for voting purposes, pursuant to Bankruptcy Rule 3018(a), after a motion is filed, notice is provided and a hearing is held prior to the Confirmation Hearing. If an objection to a claim has been filed, and pursuant to such objection, the objecting party has requested that such claim be allowed in a fixed, reduced amount, such claim holder's ballot shall be counted to the extent of such requested amount. Ballots cast by creditors whose claims are not listed on Debtors' schedule of liabilities, but who have timely filed proofs of claim in unliquidated or unknown amounts that are not the subject of an objection filed before the commencement of the Confirmation Hearing, shall have their ballots counted for satisfying the numerosity requirement of section 1126(c) of the Bankruptcy Code, but shall not have their ballots counted towards satisfying the aggregate amount provisions of that section.

   14. The following voting procedures and standard assumptions shall be used in tabulating ballots generally:

     (a) Whenever two or more ballots are cast voting the same claim prior to the Voting Deadline, the last ballot actually received prior to the Voting Deadline shall be deemed to supersede and revoke any prior ballots.

     (b) For purpose of the numerosity requirement of section 1126(c) of the Bankruptcy Code, separate claims held by a single creditor in a particular class shall be aggregated as if such creditor held one claim against the Debtors in such class, and the votes related to such claims shall be treated as a single vote to accept or reject the Plan.

     (c) Creditors must vote all of their claims within a particular class to either accept or reject the Plan and may not split their vote. Accordingly, a ballot (or multiple ballots with respect to multiple claims within a single Plan class) that partially rejects and partially accepts the Plan will not be counted.

     (d) Ballots that fail to indicate an acceptance or rejection of the Plan, which are otherwise properly executed and received prior to the Voting Deadline, will be tabulated as an acceptance.

     (e) Only ballots that are timely received with original signatures shall be counted. Unsigned ballots will not be counted. Facsimile ballots will not be counted unless the claimant receives the written consent of the Plan Proponents.

                                TABULATION AGENT

   15. The Tabulation Agent shall inspect, monitor and supervise the solicitation process and shall be responsible for tabulating ballots and certifying with the Court the outcome of the balloting. The Tabulation Agent shall file a voting tabulation report with the Court no later than 9:00 a.m. Eastern Time on March 3, 1998.

                          DEADLINE AND PROCEDURES FOR
                 FILING OBJECTIONS TO CONFIRMATION OF THE PLAN

   16. The last date for filing and serving written objections, comments or responses to confirmation of the Plan is February 27, 1998 at 4:00 p.m., Eastern Time. Any objection, comment or response to confirmation of the Plan (including any support memoranda) must be in writing and must (a) state the name and address of the objector and the amount of its claim or the nature of its interest, (b) specify the basis and nature of the objections, and (c) be filed with the Clerk of the Bankruptcy Court, together with proof of service, and served on the parties and at the addresses identified in the Notice, such that they are filed with the Court and received by: (i) counsel to the Debtors, Laura Davis Jones, Esquire, Young Conaway Stargatt & Taylor, LLP, 11th Floor - Rodney Square North, Wilmington, Delaware 19801; (ii) special counsel to the Debtors, Robert E. Richards,

Esquire, Sonnenschein Nath & Rosenthal, 8000 Sears Tower, Chicago, Illinois 60606; (iii) Co-counsel to the Official Committee of Unsecured Creditors, Stephen M. Mertz, Esquire Faegre & Benson LLP, 2200 Norwest Center, 90 South Seventh Street, Minneapolis, Minnesota 55402; (iv) Co- counsel to the Official Committee of Unsecured Creditors, David B. Stratton, Esquire, Pepper, Hamilton & Scheetz, 1201 Market Street, Suite 1401, P.O. Box 1709, Wilmington, Delaware 19801; (v) Co-counsel to the Ugly Duckling Corporation, Christopher Bayley, Esquire, Snell & Wilmer, L.P.P., One Arizona Center, Phoenix, Arizona 85004-0001; and (vi) Co-counsel to the Ugly Duckling Corporation, William P. Bowden, Esquire, Ashby & Geddes, One Rodney Square, Wilmington, Delaware 19801 on or before February 27, 1998 at 4:00 p.m., Eastern Time. Any objections not filed and served as set forth above shall be deemed waived and will not be considered by the Court.

Dated:   Wilmington, Delaware
         January 27, 1998


                         _______________________________________________________
                                        Joseph J. Farnan, Jr.
                                        United States District Judge

                               FORM BALLOT NO. 1

                     IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE


In re:                                  )       Chapter 11
                                        )
FIRST MERCHANTS ACCEPTANCE              )       Case No. 97-1500 (JJF)
CORPORATION,                            )
                                        )
FIRST MERCHANTS RESIDENTIAL             )       Case No. 97-1892 (JJF)
CREDIT CORPORATION,                     )
                                        )
   Debtors.                             )       Jointly Administered


                       BALLOT FOR ACCEPTING OR REJECTING
                      FIRST AMENDED JOINT CHAPTER 11 PLAN

                      CLASS 3 -- ALLOWED SECURED CLAIM OF
                FINANCIAL SECURITY ASSURANCE, INC. AGAINST FMAC

            PLEASE READ AND FOLLOW THE ENCLOSED VOTING INSTRUCTIONS
                    CAREFULLY BEFORE COMPLETING THE BALLOT.

               PLEASE CHECK THE APPROPRIATE BOX BELOW TO INDICATE
                   YOUR ACCEPTANCE OR REJECTION OF THE PLAN.

                 THE PLAN PROPONENTS AND THE OFFICIAL COMMITTEE
                OF UNSECURED CREDITORS RECOMMEND THAT YOU ACCEPT
          THE PLAN BY CHECKING THE "TO ACCEPT THE PLAN" BOX IN ITEM 2.

ITEM 1.      AMOUNT AND TYPE OF CLAIM

       The undersigned is a creditor of First Merchants Acceptance Corporation holding a Claim in the amount of $___________________.

ITEM 2.      CLASS 3 VOTE

       The holder of the Claim(s) set forth in Item 1, votes (please check one):

       [ ] To Accept the Plan            [ ] To Reject the Plan

ITEM 3. By signing this Ballot, the undersigned creditor certifies that it has been provided with and has read a copy of the Disclosure Statement.

ITEM 4. By signing this Ballot, the undersigned creditor hereby certifies that it is the holder of the Claim(s) set forth in Item 1 and has full power and authority to vote to accept or reject the Plan. The undersigned also acknowledges that the solicitation is pursuant to the information contained in the Disclosure Statement and the Plan.

ITEM 5.  VOTE REGARDING PLAN RELEASE PROVISION (OPTIONAL).

     [ ] The undersigned creditor of one or more of the Debtors, holding a Claim in the amount set forth in Item 1, elects not to be bound by the releases set forth in Section 8.7 of the Plan.

     If you sign and return this Ballot, but do not make the above election by marking the box in this Item 5, on and as of the Effective Date you will have released, and will be deemed to have released, those individuals and entities listed in Section 8.7 of the Plan in the manner indicated in Section
8.7 of the Plan.




Dated:____________________        Name of Voter:
                                                  ______________________________
                                                        (Print or Type)

                                  ______________________________________________
                                  Social Security or Federal Tax I.D. No.

                                  Signature:
                                             ___________________________________
                                  By:
                                      __________________________________________
                                          (If Appropriate)
                                  Title:
                                         _______________________________________
                                          (If Appropriate)

                                  Address:
                                           _____________________________________
                                  Street
                                         _______________________________________

                                  _____________________________________________
                                  City, State and Zip Code



         Completed Ballots must be returned to:

                          Logan & Company, Inc.
                          615 Washington Street
                          Second Floor
                          Hoboken, New Jersey  07030

         Ballots must be received by 4:00 p.m. Eastern Time on February 27, 1998 (the "Voting Deadline"). If a Ballot is received after the Voting Deadline, it will not be counted.

                              VOTING INSTRUCTIONS

                         PLEASE COMPLETE, SIGN AND DATE
                       THE BALLOT AND RETURN IT PROMPTLY.

                        YOUR BALLOT MUST BE RECEIVED BY:

                  BALLOT TABULATION CENTER -- FIRST MERCHANTS
                           C/O LOGAN & COMPANY, INC.
                             615 WASHINGTON STREET
                           HOBOKEN, NEW JERSEY  07030
                               ATTN:  KATE LOGAN

                           BY 4:00 P.M. EASTERN TIME
      ON FEBRUARY 27, 1998, OR YOUR VOTE WILL NOT BE COUNTED.

I. All capitalized terms used in the Ballot or Voting Instructions but not otherwise defined therein shall have the meanings ascribed to them in the First Amended Joint Chapter 11 Plan (the "Plan").

II. The Plan can be confirmed by the Bankruptcy Court and thereby made binding on you if it is accepted by the holders of two-thirds in amount and more than one-half in number of Claims in each Class. In the event the requisite acceptances are not obtained, the Bankruptcy Court may nevertheless confirm the Plan if it finds that the Plan accords fair and equitable treatment to the Class or Classes rejecting it and otherwise satisfies the requirements of section 1129(b) of the Bankruptcy Code.

III. For purposes of determining whether one-half in number of Claims in each Class have accepted the Plan, separate Claims held by a single creditor in a particular Class will be aggregated as if such creditor held one Claim in such Class, and the votes related to such Claims will be treated as a single vote to accept or reject the Plan.

IV. You must vote all of your Claims within a single Class under the Plan to either accept or reject the Plan. Accordingly, a Ballot (or multiple Ballots with respect to multiple Claims within a single Class) that partially accepts and partially rejects the Plan will be counted as a single acceptance of the Plan.

V. Please complete the Ballot, indicate acceptance or rejection of the Plan in the box indicated and sign and return this Ballot by mail to the tabulation agent (the "Tabulation Agent") at the address as indicated on the enclosed pre-addressed envelope: Logan & Company, Inc., 615 Washington Street, Second Floor, Hoboken, New Jersey 07030, or return by hand delivery or overnight courier to: Logan & Company, Inc., 615 Washington Street, Second Floor, Hoboken, New Jersey 07030. Ballots must be received by 4:00 p.m., Eastern Time, on February 27, 1998 (the "Voting Deadline"). If a Ballot is received after the Voting Deadline, it will not be counted.

VI. This Ballot does not constitute and shall not be deemed a proof of Claim or Interest or an assertion or admission of a Claim or Interest.

VII. Only Ballots submitted by persons who hold Claims or Interests as of the Voting Record Date, which is January 15, 1998, shall be counted.

VIII. Only Ballots that are timely received with original signatures shall be counted; facsimile Ballots will not be counted absent the Debtor's written consent.

 IF YOU NEED ASSISTANCE IN COMPLETING YOUR BALLOT OR HAVE ANY QUESTIONS PLEASE CONTACT THE TABULATION AGENT, LOGAN & COMPANY, AT (201) 798- 1031.

                               FORM BALLOT NO. 2

                     IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE


In re:                                  )       Chapter 11
                                        )
FIRST MERCHANTS ACCEPTANCE              )       Case No. 97-1500 (JJF)
CORPORATION,                            )
                                        )
FIRST MERCHANTS RESIDENTIAL             )       Case No. 97-1892 (JJF)
CREDIT CORPORATION,                     )
                                        )
   Debtors.                             )       Jointly Administered


                       BALLOT FOR ACCEPTING OR REJECTING
                      FIRST AMENDED CHAPTER 11 JOINT PLAN

                      CLASS 4 -- ALLOWED SECURED CLAIM OF
            GREENWICH CAPITAL FINANCIAL PRODUCTS, INC. AGAINST FMAC

            PLEASE READ AND FOLLOW THE ENCLOSED VOTING INSTRUCTIONS
                    CAREFULLY BEFORE COMPLETING THE BALLOT.

               PLEASE CHECK THE APPROPRIATE BOX BELOW TO INDICATE
                   YOUR ACCEPTANCE OR REJECTION OF THE PLAN.

                 THE PLAN PROPONENTS AND THE OFFICIAL COMMITTEE
                OF UNSECURED CREDITORS RECOMMEND THAT YOU ACCEPT
          THE PLAN BY CHECKING THE "TO ACCEPT THE PLAN" BOX IN ITEM 2.

ITEM 1.      AMOUNT AND TYPE OF CLAIM

         The undersigned is a creditor of First Merchants Acceptance Corporation holding a Claim in the amount of $___________________.

ITEM 2.      CLASS 4 VOTE

         The holder of the Claim(s) set forth in Item 1, votes (please check one):

         [ ] To Accept the Plan            [ ] To Reject the Plan

ITEM 3. By signing this Ballot, the undersigned creditor certifies that it has been provided with and has read a copy of the Disclosure Statement.

ITEM 4. By signing this Ballot, the undersigned creditor hereby certifies that it is the holder of the Claim(s) set forth in Item 1 and has full power and authority to vote to accept or reject the Plan. The undersigned also acknowledges that the solicitation is pursuant to the information contained in the Disclosure Statement and the Plan.

ITEM 5.  VOTE REGARDING PLAN RELEASE PROVISION (OPTIONAL).

 [ ] The undersigned creditor of one or more of the Debtors, holding a Claim in the amount set forth in Item 1, elects not to be bound by the releases set forth in Section 8.7 of the Plan.

         If you sign and return this Ballot, but do not make the above election by marking the box in this Item 5, on and as of the Effective Date you will have released, and will be deemed to have released, those individuals and entities listed in Section 8.7 of the Plan in the manner indicated in Section
8.7 of the Plan.



Dated:____________________        Name of Voter:
                                                  ______________________________
                                                        (Print or Type)

                                  ______________________________________________
                                  Social Security or Federal Tax I.D. No.

                                  Signature:
                                             ___________________________________
                                  By:
                                      __________________________________________
                                          (If Appropriate)
                                  Title:
                                           _____________________________________
                                          (If Appropriate)

                                  Address:
                                  Street  ______________________________________


                                  ______________________________________________
                                  City, State and Zip Code



         Completed Ballots must be returned to:

                          Logan & Company, Inc.
                          615 Washington Street
                          Second Floor
                          Hoboken, New Jersey  07030

         Ballots must be received by 4:00 p.m. Eastern Time on February 27, 1998 (the "Voting Deadline"). If a Ballot is received after the Voting Deadline, it will not be counted.

                              VOTING INSTRUCTIONS

                         PLEASE COMPLETE, SIGN AND DATE
                       THE BALLOT AND RETURN IT PROMPTLY.

                        YOUR BALLOT MUST BE RECEIVED BY:

                  BALLOT TABULATION CENTER -- FIRST MERCHANTS
                           C/O LOGAN & COMPANY, INC.
                             615 WASHINGTON STREET
                           HOBOKEN, NEW JERSEY  07030
                               ATTN:  KATE LOGAN

                           BY 4:00 P.M. EASTERN TIME
      ON FEBRUARY 27, 1998, OR YOUR VOTE WILL NOT BE COUNTED.

I. All capitalized terms used in the Ballot or Voting Instructions but not otherwise defined therein shall have the meanings ascribed to them in the First Amended Joint Chapter 11 Plan (the "Plan").

II. The Plan can be confirmed by the Bankruptcy Court and thereby made binding on you if it is accepted by the holders of two-thirds in amount and more than one-half in number of Claims in each Class. In the event the requisite acceptances are not obtained, the Bankruptcy Court may nevertheless confirm the Plan if it finds that the Plan accords fair and equitable treatment to the Class or Classes rejecting it and otherwise satisfies the requirements of section 1129(b) of the Bankruptcy Code.

III. For purposes of determining whether one-half in number of Claims in each Class have accepted the Plan, separate Claims held by a single creditor in a particular Class will be aggregated as if such creditor held one Claim in such Class, and the votes related to such Claims will be treated as a single vote to accept or reject the Plan.

IV. You must vote all of your Claims within a single Class under the Plan to either accept or reject the Plan. Accordingly, a Ballot (or multiple Ballots with respect to multiple Claims within a single Class) that partially accepts and partially rejects the Plan will be counted as a single acceptance of the Plan.

V. Please complete the Ballot, indicate acceptance or rejection of the Plan in the box indicated and sign and return this Ballot by mail to the tabulation agent (the "Tabulation Agent") at the address as indicated on the enclosed pre-addressed envelope: Logan & Company, Inc., 615 Washington Street, Second Floor, Hoboken, New Jersey 07030, or return by hand delivery or overnight courier to: Logan & Company, Inc., 615 Washington Street, Second Floor, Hoboken, New Jersey 07030. Ballots must be received by 4:00 p.m., Eastern Time, on February 27, 1998 (the "Voting Deadline"). If a Ballot is received after the Voting Deadline, it will not be counted.

VI. This Ballot does not constitute and shall not be deemed a proof of Claim or Interest or an assertion or admission of a Claim or Interest.

VII. Only Ballots submitted by persons who hold Claims or Interests as of the Voting Record Date, which is January 15, 1998, shall be counted.

VIII. Only Ballots that are timely received with original signatures shall be counted; facsimile Ballots will not be counted absent the Debtor's written consent.

 IF YOU NEED ASSISTANCE IN COMPLETING YOUR BALLOT OR HAVE ANY QUESTIONS PLEASE CONTACT THE TABULATION AGENT, LOGAN & COMPANY, AT (201) 798- 1031.

                               FORM BALLOT NO. 3

                     IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE


In re:                           )      Chapter 11
                                 )
FIRST MERCHANTS ACCEPTANCE       )      Case No. 97-1500 (JJF)
CORPORATION,                     )
                                 )
FIRST MERCHANTS RESIDENTIAL      )      Case No. 97-1892 (JJF)
CREDIT CORPORATION,              )
                                 )
                Debtors.         )      Jointly Administered


                       BALLOT FOR ACCEPTING OR REJECTING
                      FIRST AMENDED JOINT CHAPTER 11 PLAN

                CLASS 5 -- ALLOWED MISCELLANEOUS SECURED CLAIMS

            PLEASE READ AND FOLLOW THE ENCLOSED VOTING INSTRUCTIONS
                    CAREFULLY BEFORE COMPLETING THE BALLOT.

               PLEASE CHECK THE APPROPRIATE BOX BELOW TO INDICATE
                   YOUR ACCEPTANCE OR REJECTION OF THE PLAN.

                 THE PLAN PROPONENTS AND THE OFFICIAL COMMITTEE
                OF UNSECURED CREDITORS RECOMMEND THAT YOU ACCEPT
          THE PLAN BY CHECKING THE "TO ACCEPT THE PLAN" BOX IN ITEM 2.

ITEM 1.      AMOUNT AND TYPE OF CLAIM

         The undersigned is a creditor of First Merchants Acceptance Corporation holding a Claim in the amount of $___________________.

         The undersigned is a creditor of First Merchants Residential Credit Corporation holding a Claim in the amount of $___________________.

ITEM 2.      CLASS 5 VOTE

         The holder of the Claim(s) set forth in Item 1, votes (please check one):

         [ ] To Accept the Plan            [ ] To Reject the Plan

ITEM 3. By signing this Ballot, the undersigned creditor certifies that it has been provided with and has read a copy of the Disclosure Statement.

ITEM 4. By signing this Ballot, the undersigned creditor hereby certifies that it is the holder of the Claim(s) set forth in Item 1 and has full power and authority to vote to accept or reject the Plan. The undersigned also acknowledges that the solicitation is pursuant to the information contained in the Disclosure Statement and the Plan.

ITEM 5.      VOTE REGARDING PLAN RELEASE PROVISION (OPTIONAL).

         [ ] The undersigned creditor of one or more of the Debtors, holding a Claim in the amount set forth in Item 1, elects not to be bound by the releases set forth in Section 8.7 of the Plan.

         If you sign and return this Ballot, but do not make the above election by marking the box in this Item 5, on and as of the Effective Date you will have released, and will be deemed to have released, those individuals and entities listed in Section 8.7 of the Plan in the manner indicated in Section
8.7 of the Plan.




Dated:____________________        Name of Voter: _______________________________
                                                        (Print or Type)

                                  ______________________________________________
                                  Social Security or Federal Tax I.D. No.

                                  Signature: ___________________________________

                                  By: __________________________________________
                                          (If Appropriate)

                                  Title: _______________________________________
                                          (If Appropriate)

                                  Address: _____________________________________
                                  Street

                                  ______________________________________________
                                  City, State and Zip Code



         Completed Ballots must be returned to:

                          Logan & Company, Inc.
                          615 Washington Street
                          Second Floor
                          Hoboken, New Jersey  07030

         Ballots must be received by 4:00 p.m. Eastern Time on February 27, 1998 (the "Voting Deadline"). If a Ballot is received after the Voting Deadline, it will not be counted.

                              VOTING INSTRUCTIONS

                         PLEASE COMPLETE, SIGN AND DATE
                       THE BALLOT AND RETURN IT PROMPTLY.

                        YOUR BALLOT MUST BE RECEIVED BY:

                  BALLOT TABULATION CENTER -- FIRST MERCHANTS
                           C/O LOGAN & COMPANY, INC.
                             615 WASHINGTON STREET
                           HOBOKEN, NEW JERSEY  07030
                               ATTN:  KATE LOGAN

                           BY 4:00 P.M. EASTERN TIME
            ON FEBRUARY 27, 1998, OR YOUR VOTE WILL NOT BE COUNTED.

I. All capitalized terms used in the Ballot or Voting Instructions but not otherwise defined therein shall have the meanings ascribed to them in the First Amended Joint Chapter 11 Plan (the "Plan").

II. The Plan can be confirmed by the Bankruptcy Court and thereby made binding on you if it is accepted by the holders of two-thirds in amount and more than one-half in number of Claims in each Class. In the event the requisite acceptances are not obtained, the Bankruptcy Court may nevertheless confirm the Plan if it finds that the Plan accords fair and equitable treatment to the Class or Classes rejecting it and otherwise satisfies the requirements of section 1129(b) of the Bankruptcy Code.

III. For purposes of determining whether one-half in number of Claims in each Class have accepted the Plan, separate Claims held by a single creditor in a particular Class will be aggregated as if such creditor held one Claim in such Class, and the votes related to such Claims will be treated as a single vote to accept or reject the Plan.

IV. You must vote all of your Claims within a single Class under the Plan to either accept or reject the Plan. Accordingly, a Ballot (or multiple Ballots with respect to multiple Claims within a single Class) that partially accepts and partially rejects the Plan will be counted as a single acceptance of the Plan.

V. Please complete the Ballot, indicate acceptance or rejection of the Plan in the box indicated and sign and return this Ballot by mail to the tabulation agent (the "Tabulation Agent") at the address as indicated on the enclosed pre-addressed envelope: Logan & Company, Inc., 615 Washington Street, Second Floor, Hoboken, New Jersey 07030, or return by hand delivery or overnight courier to: Logan & Company, Inc., 615 Washington Street, Second Floor, Hoboken, New Jersey 07030. Ballots must be received by 4:00 p.m., Eastern Time, on February 27, 1998 (the "Voting Deadline"). If a Ballot is received after the Voting Deadline, it will not be counted.

VI. This Ballot does not constitute and shall not be deemed a proof of Claim or Interest or an assertion or admission of a Claim or Interest.

VII. Only Ballots submitted by persons who hold Claims or Interests as of the Voting Record Date, which is January 15, 1998, shall be counted.

VIII. Only Ballots that are timely received with original signatures shall be counted; facsimile Ballots will not be counted absent the Debtor's written consent.

     IF YOU NEED ASSISTANCE IN COMPLETING YOUR BALLOT OR HAVE ANY QUESTIONS PLEASE CONTACT THE TABULATION AGENT, LOGAN & COMPANY, AT (201) 798- 1031.

                               FORM BALLOT NO. 4

                     IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE


In re:                          )       Chapter 11
                                )
FIRST MERCHANTS ACCEPTANCE      )       Case No. 97-1500 (JJF)
CORPORATION,                    )
                                )
FIRST MERCHANTS RESIDENTIAL     )       Case No. 97-1892 (JJF)
CREDIT CORPORATION,             )
                                )
                Debtors.        )        Jointly Administered


                       BALLOT FOR ACCEPTING OR REJECTING
                      FIRST AMENDED JOINT CHAPTER 11 PLAN

               CLASS 6 -- ALLOWED CONVENIENCE CLAIMS AGAINST FMAC

            PLEASE READ AND FOLLOW THE ENCLOSED VOTING INSTRUCTIONS
                    CAREFULLY BEFORE COMPLETING THE BALLOT.

               PLEASE CHECK THE APPROPRIATE BOX BELOW TO INDICATE
                   YOUR ACCEPTANCE OR REJECTION OF THE PLAN.

                 THE PLAN PROPONENTS AND THE OFFICIAL COMMITTEE
                OF UNSECURED CREDITORS RECOMMEND THAT YOU ACCEPT
          THE PLAN BY CHECKING THE "TO ACCEPT THE PLAN" BOX IN ITEM 2.

ITEM 1.      AMOUNT AND TYPE OF CLAIM

         The undersigned is a creditor of First Merchants Acceptance Corporation holding a Claim in the amount of $___________________.

         CLASS 7A-2 ELECTION: The Plan provides that any holder of a Class 6 Allowed Convenience Claim against FMAC may voluntarily elect to be included in Subclass 7A-2 rather than Class 6. Subclass 7A-2 Creditors will receive deferred payments and 57% of the equity in the reorganized company. If you wish to make this election and waive the right to be treated as a Class 6 creditor, please check the following box:

          The undersigned hereby elects to              [ ]

          have its claim treated as a
          Subclass 7A-2 Claim under the
          Plan and waives the right to be
          treated as a Class 6 creditor.


ITEM 2.      CLASS 6 VOTE OR CLASS 7A-2 VOTE

         The holder of the Claim(s) set forth in Item 1, votes (please check one):

         [ ] To Accept the Plan            [ ] To Reject the Plan


ITEM 3. By signing this Ballot, the undersigned creditor certifies that it has been provided with and has read a copy of the Disclosure Statement.

ITEM 4. By signing this Ballot, the undersigned creditor hereby certifies that it is the holder of the Claim(s) set forth in Item 1 and has full power and authority to vote to accept or reject the Plan. The undersigned also acknowledges that the solicitation is pursuant to the information contained in the Disclosure Statement and the Plan.

ITEM 5.      VOTE REGARDING PLAN RELEASE PROVISION (OPTIONAL).

         [ ] The undersigned creditor of one or more of the Debtors, holding a Claim in the amount set forth in Item 1, elects not to be bound by the releases set forth in Section 8.7 of the Plan.

         If you sign and return this Ballot, but do not make the above election by marking the box in this Item 5, on and as of the Effective Date you will have released, and will be deemed to have released, those individuals and entities listed in Section 8.7 of the Plan in the manner indicated in Section
8.7 of the Plan.




Dated:____________________        Name of Voter: _______________________________
                                                        (Print or Type)

                                  ______________________________________________
                                  Social Security or Federal Tax I.D. No.

                                  Signature: ___________________________________

                                  By: __________________________________________
                                           (If Appropriate)

                                  Title: _______________________________________
                                           (If Appropriate)

                                  Address: _____________________________________
                                  Street

                                  ______________________________________________
                                  City, State and Zip Code



         Completed Ballots must be returned to:

                          Logan & Company, Inc.
                          615 Washington Street
                          Second Floor
                          Hoboken, New Jersey  07030

         Ballots must be received by 4:00 p.m. Eastern Time on February 27, 1998 (the "Voting Deadline"). If a Ballot is received after the Voting Deadline, it will not be counted.

                              VOTING INSTRUCTIONS

                         PLEASE COMPLETE, SIGN AND DATE
                       THE BALLOT AND RETURN IT PROMPTLY.

                        YOUR BALLOT MUST BE RECEIVED BY:

                  BALLOT TABULATION CENTER -- FIRST MERCHANTS
                           C/O LOGAN & COMPANY, INC.
                             615 WASHINGTON STREET
                           HOBOKEN, NEW JERSEY  07030
                               ATTN:  KATE LOGAN

                           BY 4:00 P.M. EASTERN TIME
            ON FEBRUARY 27, 1998, OR YOUR VOTE WILL NOT BE COUNTED.

I. All capitalized terms used in the Ballot or Voting Instructions but not otherwise defined therein shall have the meanings ascribed to them in the First Amended Joint Chapter 11 Plan (the "Plan").

II. The Plan can be confirmed by the Bankruptcy Court and thereby made binding on you if it is accepted by the holders of two-thirds in amount and more than one-half in number of Claims in each Class. In the event the requisite acceptances are not obtained, the Bankruptcy Court may nevertheless confirm the Plan if it finds that the Plan accords fair and equitable treatment to the Class or Classes rejecting it and otherwise satisfies the requirements of section 1129(b) of the Bankruptcy Code.

III. For purposes of determining whether one-half in number of Claims in each Class have accepted the Plan, separate Claims held by a single creditor in a particular Class will be aggregated as if such creditor held one Claim in such Class, and the votes related to such Claims will be treated as a single vote to accept or reject the Plan.

IV. You must vote all of your Claims within a single Class under the Plan to either accept or reject the Plan. Accordingly, a Ballot (or multiple Ballots with respect to multiple Claims within a single Class) that partially accepts and partially rejects the Plan will be counted as a single acceptance of the Plan.

V. Please complete the Ballot, indicate acceptance or rejection of the Plan in the box indicated and sign and return this Ballot by mail to the tabulation agent (the "Tabulation Agent") at the address as indicated on the enclosed pre-addressed envelope: Logan & Company, Inc., 615 Washington Street, Second Floor, Hoboken, New Jersey 07030, or return by hand delivery or overnight courier to: Logan & Company, Inc., 615 Washington Street, Second Floor, Hoboken, New Jersey 07030. Ballots must be received by 4:00 p.m., Eastern Time, on February 27, 1998 (the "Voting Deadline"). If a Ballot is received after the Voting Deadline, it will not be counted.

VI. This Ballot does not constitute and shall not be deemed a proof of Claim or Interest or an assertion or admission of a Claim or Interest.

VII. Only Ballots submitted by persons who hold Claims or Interests as of the Voting Record Date, which is January 15, 1998, shall be counted.

VIII. Only Ballots that are timely received with original signatures shall be counted; facsimile Ballots will not be counted absent the Debtor's written consent.

 IF YOU NEED ASSISTANCE IN COMPLETING YOUR BALLOT OR HAVE ANY QUESTIONS PLEASE CONTACT THE TABULATION AGENT, LOGAN & COMPANY, AT (201) 798- 1031.

                               FORM BALLOT NO. 5

                     IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE


In re:                                  )       Chapter 11
                                        )
FIRST MERCHANTS ACCEPTANCE              )       Case No. 97-1500 (JJF)
CORPORATION,                            )
                                        )
FIRST MERCHANTS RESIDENTIAL             )       Case No. 97-1892 (JJF)
CREDIT CORPORATION,                     )
                                        )
     Debtors.                           )       Jointly Administered


                       BALLOT FOR ACCEPTING OR REJECTING
                      FIRST AMENDED JOINT CHAPTER 11 PLAN

             SUBCLASS 7A-1 -- ALLOWED UNSECURED CLAIMS AGAINST FMAC

            PLEASE READ AND FOLLOW THE ENCLOSED VOTING INSTRUCTIONS
                    CAREFULLY BEFORE COMPLETING THE BALLOT.

               PLEASE CHECK THE APPROPRIATE BOX BELOW TO INDICATE
                   YOUR ACCEPTANCE OR REJECTION OF THE PLAN.

                 THE PLAN PROPONENTS AND THE OFFICIAL COMMITTEE
                OF UNSECURED CREDITORS RECOMMEND THAT YOU ACCEPT
          THE PLAN BY CHECKING THE "TO ACCEPT THE PLAN" BOX IN ITEM 2.

ITEM 1.       AMOUNT AND TYPE OF CLAIM

      The undersigned is a creditor of First Merchants Acceptance
      Corporation holding a Claim in the amount of $___________________.

ITEM 2.       SUBCLASS 7A-1 VOTE

      The holder of the Claim(s) set forth in Item 1, votes (please check one):

      [ ]     To Accept the Plan            [ ] To Reject the Plan

ITEM 3. By signing this Ballot, the undersigned creditor certifies that it has been provided with and has read a copy of the Disclosure Statement.

ITEM 4. By signing this Ballot, the undersigned creditor hereby certifies that it is the holder of the Claim(s) set forth in Item 1 and has full power and authority to vote to accept or reject the Plan. The undersigned also acknowledges that the solicitation is pursuant to the information contained in the Disclosure Statement and the Plan.

ITEM 5.  VOTE REGARDING PLAN RELEASE PROVISION (OPTIONAL).

    [ ] The undersigned creditor of one or more of the Debtors, holding a Claim in the amount set forth in Item 1, elects not to be bound by the releases set forth in Section 8.7 of the Plan.

      If you sign and return this Ballot, but do not make the above election by marking the box in this Item 5, on and as of the Effective Date you will have released, and will be deemed to have released, those individuals and entities listed in Section 8.7 of the Plan in the manner indicated in Section
8.7 of the Plan.




Dated:____________________        Name of Voter:
                                                  ______________________________
                                                        (Print or Type)
                                  ______________________________________________
                                  Social Security or Federal Tax I.D. No.

                                  Signature:
                                             ___________________________________
                                  By:
                                      __________________________________________
                                           (If Appropriate)
                                  Title:
                                           _____________________________________
                                           (If Appropriate)

                                  Address:
                                  Street   _____________________________________

                                  ______________________________________________
                                  City, State and Zip Code



         Completed Ballots must be returned to:

                          Logan & Company, Inc.
                          615 Washington Street
                          Second Floor
                          Hoboken, New Jersey  07030

         Ballots must be received by 4:00 p.m. Eastern Time on February 27, 1998 (the "Voting Deadline"). If a Ballot is received after the Voting Deadline, it will not be counted.

                              VOTING INSTRUCTIONS

                         PLEASE COMPLETE, SIGN AND DATE
                       THE BALLOT AND RETURN IT PROMPTLY.

                        YOUR BALLOT MUST BE RECEIVED BY:

                  BALLOT TABULATION CENTER -- FIRST MERCHANTS
                           C/O LOGAN & COMPANY, INC.
                             615 WASHINGTON STREET
                           HOBOKEN, NEW JERSEY  07030
                               ATTN:  KATE LOGAN

                           BY 4:00 P.M. EASTERN TIME
     ON FEBRUARY 27, 1998, OR YOUR VOTE WILL NOT BE COUNTED.

I. All capitalized terms used in the Ballot or Voting Instructions but not otherwise defined therein shall have the meanings ascribed to them in the First Amended Joint Chapter 11 Plan (the "Plan").

II. The Plan can be confirmed by the Bankruptcy Court and thereby made binding on you if it is accepted by the holders of two-thirds in amount and more than one-half in number of Claims in each Class. In the event the requisite acceptances are not obtained, the Bankruptcy Court may nevertheless confirm the Plan if it finds that the Plan accords fair and equitable treatment to the Class or Classes rejecting it and otherwise satisfies the requirements of section 1129(b) of the Bankruptcy Code.

III. For purposes of determining whether one-half in number of Claims in each Class have accepted the Plan, separate Claims held by a single creditor in a particular Class will be aggregated as if such creditor held one Claim in such Class, and the votes related to such Claims will be treated as a single vote to accept or reject the Plan.

IV. You must vote all of your Claims within a single Class under the Plan to either accept or reject the Plan. Accordingly, a Ballot (or multiple Ballots with respect to multiple Claims within a single Class) that partially accepts and partially rejects the Plan will be counted as a single acceptance of the Plan.

V. Please complete the Ballot, indicate acceptance or rejection of the Plan in the box indicated and sign and return this Ballot by mail to the tabulation agent (the "Tabulation Agent") at the address as indicated on the enclosed pre-addressed envelope: Logan & Company, Inc., 615 Washington Street, Second Floor, Hoboken, New Jersey 07030, or return by hand delivery or overnight courier to: Logan & Company, Inc., 615 Washington Street, Second Floor, Hoboken, New Jersey 07030. Ballots must be received by 4:00 p.m., Eastern Time, on February 27, 1998 (the "Voting Deadline"). If a Ballot is received after the Voting Deadline, it will not be counted.

VI. This Ballot does not constitute and shall not be deemed a proof of Claim or Interest or an assertion or admission of a Claim or Interest.

VII. Only Ballots submitted by persons who hold Claims or Interests as of the Voting Record Date, which is January 15, 1998, shall be counted.

VIII. Only Ballots that are timely received with original signatures shall be counted; facsimile Ballots will not be counted absent the Debtor's written consent.

 IF YOU NEED ASSISTANCE IN COMPLETING YOUR BALLOT OR HAVE ANY QUESTIONS PLEASE CONTACT THE TABULATION AGENT, LOGAN & COMPANY, AT (201) 798- 1031.

                               FORM BALLOT NO. 6

                     IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE


In re:                                  )       Chapter 11
                                        )
FIRST MERCHANTS ACCEPTANCE              )       Case No. 97-1500 (JJF)
CORPORATION,                            )
                                        )
FIRST MERCHANTS RESIDENTIAL             )       Case No. 97-1892 (JJF)
CREDIT CORPORATION,                     )
                                        )
     Debtors.                           )       Jointly Administered


                       BALLOT FOR ACCEPTING OR REJECTING
                      FIRST AMENDED JOINT CHAPTER 11 PLAN

             SUBCLASS 7A-2 -- ALLOWED UNSECURED CLAIMS AGAINST FMAC

            PLEASE READ AND FOLLOW THE ENCLOSED VOTING INSTRUCTIONS
                    CAREFULLY BEFORE COMPLETING THE BALLOT.

               PLEASE CHECK THE APPROPRIATE BOX BELOW TO INDICATE
                   YOUR ACCEPTANCE OR REJECTION OF THE PLAN.

                 THE PLAN PROPONENTS AND THE OFFICIAL COMMITTEE
                OF UNSECURED CREDITORS RECOMMEND THAT YOU ACCEPT
          THE PLAN BY CHECKING THE "TO ACCEPT THE PLAN" BOX IN ITEM 2.

ITEM 1.  AMOUNT AND TYPE OF CLAIM

         The undersigned is a creditor of First Merchants Acceptance Corporation holding a Claim in the amount of $___________________.


         CLASS 6 CONVENIENCE CLASS ELECTION: The Plan provides that any holder of an Allowed Subclass 7A-2 Claim, other than the holder of a Claim related to or arising out of the 1995 Subordinated Reset Notes, may voluntarily elect to be treated as a Class 6 creditor rather than a Subclass 7A-2 creditor by agreeing to reduce the amount of its Unsecured Claim to $1,000.00 and be paid FIFTY PER CENT (50%) of its reduced Unsecured Claim in cash on the Effective Date or as soon as practicable after such Claim becomes allowed. If you wish to make this election and waive the right to be treated as a Subclass 7A-2 creditor, please check the following box:

         The undersigned hereby elects to
         voluntarily reduce the amount of its
         Subclass 7A-2 unsecured claim to
         $1,000.00 and to have its reduced
         unsecured claim treated as a Class 6                     [ ]
         Claim under the Plan and be paid
         $500.00 in cash promptly after the
         Effective Date in full satisfaction of
         its claim.  By making this election,
         the undersigned hereby certifies that
         its claim does not arise out of or
         related to a 1995 Subordinated Reset
         Note.


ITEM 2.      CLASS 7A-2 VOTE OR CLASS 6 VOTE

      The holder of the Claim(s) set forth in Item 1, votes (please check one):

      [ ] To Accept the Plan            [ ] To Reject the Plan

ITEM 3. By signing this Ballot, the undersigned creditor certifies that it has been provided with and has read a copy of the Disclosure Statement.

ITEM 4. By signing this Ballot, the undersigned creditor hereby certifies that it is the holder of the Claim(s) set forth in Item 1 and has full power and authority to vote to accept or reject the Plan. The undersigned also acknowledges that the solicitation is pursuant to the information contained in the Disclosure Statement and the Plan.

ITEM 5.      VOTE REGARDING PLAN RELEASE PROVISION (OPTIONAL).

      [ ] The undersigned creditor of one or more of the Debtors, holding a Claim in the amount set forth in Item 1, elects not to be bound by the releases set forth in Section 8.7 of the Plan.

     If you sign and return this Ballot, but do not make the above election by marking the box in this Item 5, on and as of the Effective Date you will have released, and will be deemed to have released, those individuals and entities listed in Section 8.7 of the Plan in the manner indicated in Section
8.7 of the Plan.




Dated:____________________        Name of Voter:
                                                  ______________________________
                                                        (Print or Type)

                                  ______________________________________________
                                  Social Security or Federal Tax I.D. No.

                                  Signature:
                                             ___________________________________

                                  By:
                                           _____________________________________
                                               (If Appropriate)
                                  Title:
                                           _____________________________________
                                               (If Appropriate)

                                  Address:
                                  Street   _____________________________________


                                  ______________________________________________
                                  City, State and Zip Code



         Completed Ballots must be returned to:

                          Logan & Company, Inc.
                          615 Washington Street
                          Second Floor
                          Hoboken, New Jersey  07030

         Ballots must be received by 4:00 p.m. Eastern Time on February 27, 1998 (the "Voting Deadline"). If a Ballot is received after the Voting Deadline, it will not be counted.

                              VOTING INSTRUCTIONS

                         PLEASE COMPLETE, SIGN AND DATE
                       THE BALLOT AND RETURN IT PROMPTLY.

                        YOUR BALLOT MUST BE RECEIVED BY:

                  BALLOT TABULATION CENTER -- FIRST MERCHANTS
                           C/O LOGAN & COMPANY, INC.
                             615 WASHINGTON STREET
                           HOBOKEN, NEW JERSEY  07030
                               ATTN:  KATE LOGAN

                           BY 4:00 P.M. EASTERN TIME
            ON FEBRUARY 27, 1998, OR YOUR VOTE WILL NOT BE COUNTED.

I. All capitalized terms used in the Ballot or Voting Instructions but not otherwise defined therein shall have the meanings ascribed to them in the First Amended Joint Chapter 11 Plan (the "Plan").

II. The Plan can be confirmed by the Bankruptcy Court and thereby made binding on you if it is accepted by the holders of two-thirds in amount and more than one-half in number of Claims in each Class. In the event the requisite acceptances are not obtained, the Bankruptcy Court may nevertheless confirm the Plan if it finds that the Plan accords fair and equitable treatment to the Class or Classes rejecting it and otherwise satisfies the requirements of section 1129(b) of the Bankruptcy Code.

III. For purposes of determining whether one-half in number of Claims in each Class have accepted the Plan, separate Claims held by a single creditor in a particular Class will be aggregated as if such creditor held one Claim in such Class, and the votes related to such Claims will be treated as a single vote to accept or reject the Plan.

IV. You must vote all of your Claims within a single Class under the Plan to either accept or reject the Plan. Accordingly, a Ballot (or multiple Ballots with respect to multiple Claims within a single Class) that partially accepts and partially rejects the Plan will be counted as a single acceptance of the Plan.

V. Please complete the Ballot, indicate acceptance or rejection of the Plan in the box indicated and sign and return this Ballot by mail to the tabulation agent (the "Tabulation Agent") at the address as indicated on the enclosed pre-addressed envelope: Logan & Company, Inc., 615 Washington Street, Second Floor, Hoboken, New Jersey 07030, or return by hand delivery or overnight courier to: Logan & Company, Inc., 615 Washington Street, Second Floor, Hoboken, New Jersey 07030. Ballots must be received by 4:00 p.m., Eastern Time, on February 27, 1998 (the "Voting Deadline"). If a Ballot is received after the Voting Deadline, it will not be counted.

VI. This Ballot does not constitute and shall not be deemed a proof of Claim or Interest or an assertion or admission of a Claim or Interest.

VII. Only Ballots submitted by persons who hold Claims or Interests as of the Voting Record Date, which is January 15, 1998, shall be counted.

VIII. Only Ballots that are timely received with original signatures shall be counted; facsimile Ballots will not be counted absent the Debtor's written consent.

 IF YOU NEED ASSISTANCE IN COMPLETING YOUR BALLOT OR HAVE ANY QUESTIONS PLEASE CONTACT THE TABULATION AGENT, LOGAN & COMPANY, AT (201) 798- 1031.

                               FORM BALLOT NO. 7

                     IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE


In re:                          )       Chapter 11
                                )
FIRST MERCHANTS ACCEPTANCE      )       Case No. 97-1500 (JJF)
CORPORATION,                    )
                                )
FIRST MERCHANTS RESIDENTIAL     )       Case No. 97-1892 (JJF)
CREDIT CORPORATION,             )
                                )
                Debtors.        )       Jointly Administered


                       BALLOT FOR ACCEPTING OR REJECTING
                      FIRST AMENDED JOINT CHAPTER 11 PLAN

               CLASS 7B -- ALLOWED UNSECURED CLAIMS AGAINST FMRCC

            PLEASE READ AND FOLLOW THE ENCLOSED VOTING INSTRUCTIONS
                    CAREFULLY BEFORE COMPLETING THE BALLOT.

               PLEASE CHECK THE APPROPRIATE BOX BELOW TO INDICATE
                   YOUR ACCEPTANCE OR REJECTION OF THE PLAN.

                 THE PLAN PROPONENTS AND THE OFFICIAL COMMITTEE
                OF UNSECURED CREDITORS RECOMMEND THAT YOU ACCEPT
          THE PLAN BY CHECKING THE "TO ACCEPT THE PLAN" BOX IN ITEM 2.

ITEM 1.      AMOUNT AND TYPE OF CLAIM

         The undersigned is a creditor of First Merchants Residential Credit Corporation holding a Claim in the amount of $___________________.

ITEM 2.      CLASS 7B VOTE

         The holder of the Claim(s) set forth in Item 1, votes (please check one):

         [ ] To Accept the Plan            [ ] To Reject the Plan

ITEM 3. By signing this Ballot, the undersigned creditor certifies that it has been provided with and has read a copy of the Disclosure Statement.

ITEM 4. By signing this Ballot, the undersigned creditor hereby certifies that it is the holder of the Claim(s) set forth in Item 1 and has full power and authority to vote to accept or reject the Plan. The undersigned also acknowledges that the solicitation is pursuant to the information contained in the Disclosure Statement and the Plan.

ITEM 5.      VOTE REGARDING PLAN RELEASE PROVISION (OPTIONAL).

         [ ] The undersigned creditor of one or more of the Debtors, holding a Claim in the amount set forth in Item 1, elects not to be bound by the releases set forth in Section 8.7 of the Plan.

         If you sign and return this Ballot, but do not make the above election by marking the box in this Item 5, on and as of the Effective Date you will have released, and will be deemed to have released, those individuals and entities listed in Section 8.7 of the Plan in the manner indicated in Section
8.7 of the Plan.




Dated:____________________        Name of Voter: _______________________________
                                                        (Print or Type)

                                  ______________________________________________
                                  Social Security or Federal Tax I.D. No.

                                  Signature: ___________________________________

                                  By: __________________________________________
                                           (If Appropriate)

                                  Title: _______________________________________
                                           (If Appropriate)

                                  Address: _____________________________________
                                  Street

                                  ______________________________________________
                                  City, State and Zip Code



         Completed Ballots must be returned to:

                          Logan & Company, Inc.
                          615 Washington Street
                          Second Floor
                          Hoboken, New Jersey  07030

         Ballots must be received by 4:00 p.m. Eastern Time on February 27, 1998 (the "Voting Deadline"). If a Ballot is received after the Voting Deadline, it will not be counted.

                              VOTING INSTRUCTIONS

                         PLEASE COMPLETE, SIGN AND DATE
                       THE BALLOT AND RETURN IT PROMPTLY.

                        YOUR BALLOT MUST BE RECEIVED BY:

                  BALLOT TABULATION CENTER -- FIRST MERCHANTS
                           C/O LOGAN & COMPANY, INC.
                             615 WASHINGTON STREET
                           HOBOKEN, NEW JERSEY  07030
                               ATTN:  KATE LOGAN

                           BY 4:00 P.M. EASTERN TIME
            ON FEBRUARY 27, 1998, OR YOUR VOTE WILL NOT BE COUNTED.

I. All capitalized terms used in the Ballot or Voting Instructions but not otherwise defined therein shall have the meanings ascribed to them in the First Amended Joint Chapter 11 Plan (the "Plan").

II. The Plan can be confirmed by the Bankruptcy Court and thereby made binding on you if it is accepted by the holders of two-thirds in amount and more than one-half in number of Claims in each Class. In the event the requisite acceptances are not obtained, the Bankruptcy Court may nevertheless confirm the Plan if it finds that the Plan accords fair and equitable treatment to the Class or Classes rejecting it and otherwise satisfies the requirements of section 1129(b) of the Bankruptcy Code.

III. For purposes of determining whether one-half in number of Claims in each Class have accepted the Plan, separate Claims held by a single creditor in a particular Class will be aggregated as if such creditor held one Claim in such Class, and the votes related to such Claims will be treated as a single vote to accept or reject the Plan.

IV. You must vote all of your Claims within a single Class under the Plan to either accept or reject the Plan. Accordingly, a Ballot (or multiple Ballots with respect to multiple Claims within a single Class) that partially accepts and partially rejects the Plan will be counted as a single acceptance of the Plan.

V. Please complete the Ballot, indicate acceptance or rejection of the Plan in the box indicated and sign and return this Ballot by mail to the tabulation agent (the "Tabulation Agent") at the address as indicated on the enclosed pre-addressed envelope: Logan & Company, Inc., 615 Washington Street, Second Floor, Hoboken, New Jersey 07030, or return by hand delivery or overnight courier to: Logan & Company, Inc., 615 Washington Street, Second Floor, Hoboken, New Jersey 07030. Ballots must be received by 4:00 p.m., Eastern Time, on February 27, 1998 (the "Voting Deadline"). If a Ballot is received after the Voting Deadline, it will not be counted.

VI. This Ballot does not constitute and shall not be deemed a proof of Claim or Interest or an assertion or admission of a Claim or Interest.

VII. Only Ballots submitted by persons who hold Claims or Interests as of the Voting Record Date, which is January 15, 1998, shall be counted.

VIII. Only Ballots that are timely received with original signatures shall be counted; facsimile Ballots will not be counted absent the Debtor's written consent.

 IF YOU NEED ASSISTANCE IN COMPLETING YOUR BALLOT OR HAVE ANY QUESTIONS PLEASE CONTACT THE TABULATION AGENT, LOGAN & COMPANY, AT (201) 798- 1031.

                              FORM BALLOT NO. 8

                     IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

In re:                             )         Chapter 11
                                   )
FIRST MERCHANTS ACCEPTANCE         )         Case No. 97-1500 (JJF)
CORPORATION,                       )
                                   )
FIRST MERCHANTS RESIDENTIAL        )         Case No. 97-1892 (JJF)
CREDIT CORPORATION,                )
                                   )
               Debtors,            )         Jointly Administered

                       BALLOT FOR ACCEPTING OR REJECTING
                      FIRST AMENDED JOINT CHAPTER 11 PLAN

                    CLASS 8A -- INTERESTS IN FMAC AND FMRCC

            PLEASE READ AND FOLLOW THE ENCLOSED VOTING INSTRUCTIONS
                    CAREFULLY BEFORE COMPLETING THE BALLOT.

               PLEASE CHECK THE APPROPRIATE BOX BELOW TO INDICATE
                   YOUR ACCEPTANCE OR REJECTION OF THE PLAN.

                 THE PLAN PROPONENTS AND THE OFFICIAL COMMITTEE
                OF UNSECURED CREDITORS RECOMMEND THAT YOU ACCEPT
          THE PLAN BY CHECKING THE "TO ACCEPT THE PLAN" BOX IN ITEM 2.

ITEM 1.        AMOUNT AND TYPE OF CLAIM

     The undersigned is an interestholder in First Merchants Acceptance Corporation holding _____________ shares.

     The undersigned is an interestholder in First Merchants Residential Credit Corporation holding _____________ shares.


ITEM 2.        CLASS 8A VOTE

     The holder of the interest(s) set forth in Item 1, votes (please check one):

     [ ]  To Accept the Plan       [ ]  To Reject the Plan

ITEM 3. By signing this Ballot, the undersigned interestholder certifies that it has been provided with and has read a copy of the Disclosure Statement.

ITEM 4. By signing this Ballot, the undersigned interestholder hereby certifies that it is the holder of the Interest(s) set forth in Item 1 and has full power and authority to vote to accept or reject the Plan. The undersigned also acknowledges that the solicitation is pursuant to the information contained in the Disclosure Statement and the Plan.

ITEM 5.  VOTE REGARDING PLAN RELEASE PROVISION (OPTIONAL).

  [  ]   The undersigned interestholder of one or more of the Debtors, holding the number of shares set forth in Item 1, elects not to be bound by the releases set forth in Section 8.7 of the Plan.

     If you sign and return this Ballot, but do not make the above election by marking the box in this Item 5, on and as of the Effective Date you will have released, and will be deemed to have released, those individuals and entities listed in Section 8.7 of the Plan in the manner indicated in Section 8.7 of the Plan.


Dated:                     Name of Voter:
      ----------------                   ----------------------------------
                                                 (Print or Type)

                     ------------------------------------------------------
                     Social Security or Federal Tax I.D. No.


                     Signature:
                               --------------------------------------------

                     By:
                        ---------------------------------------------------
                           (If Appropriate)


                     Title:
                           ------------------------------------------------
                           (If Appropriate)


                     Address:
                     Street  ----------------------------------------------


                      ------------------------------------------------------
                      City, State and Zip Code


          Completed Ballots must be returned to:

               Logan & Company, Inc.
               615 Washington Street
               Second Floor
               Hoboken, New Jersey 07030

     Ballots must be received by 4:00 p.m. Eastern Time on February 27, 1998 (the "Voting Deadline"). If a Ballot is received after the Voting Deadline, it will not be counted.

                              VOTING INSTRUCTIONS

                         PLEASE COMPLETE, SIGN AND DATE
                       THE BALLOT AND RETURN IT PROMPTLY.

                        YOUR BALLOT MUST BE RECEIVED BY:

                   BALLOT TABULATION CENTER -- First Merchants
                           c/o Logan & Company, Inc.
                             615 Washington Street
                           Hoboken, New Jersey 07030
                                Attn: Kate Logan

                           BY 4:00 P.M. EASTERN TIME
            ON FEBRUARY 27, 1998, OR YOUR VOTE WILL NOT BE COUNTED.

I. All capitalized terms used in the Ballot or Voting Instructions but not otherwise defined therein shall have the meanings ascribed to them in the First Amended Joint Chapter 11 Plan (the "Plan").

II. The Plan can be confirmed by the Bankruptcy Court and thereby made binding on you if it is accepted by the holders of two-thirds in amount and more than one-half in number of Claims in each class. In the event the requisite acceptances are not obtained, the Bankruptcy Court may nevertheless confirm the Plan if it finds that the Plan accords fair and equitable treatment to the Class or Classes rejecting it and otherwise satisfies the requirements of section 1129(b) of the Bankruptcy Code.

III. For purposes of determining whether one-half in number of Claims in each Class have accepted the Plan, separate Claims held by a single creditor in a particular Class will be aggregated as if such creditor held one Claim in such Class, and the votes related to such Claims will be treated as a single vote to accept or reject the Plan.

IV. You must vote all of your Claims within a single Class under the Plan to either accept or reject the Plan. Accordingly, a Ballot (or multiple Ballots with respect to multiple Claims within a single Class) that partially accepts and partially rejects the Plan will be counted as a single acceptance of the Plan.

V. Please complete the Ballot, indicate acceptance or rejection of the Plan in the box indicated and sign and return this Ballot by mail to the tabulation agent (the "Tabulation Agent") at the address as indicated on the enclosed pre-addressed envelope: Logan & Company, Inc. 615 Washington Street, Second Floor, Hoboken, New Jersey 07030, or return by hand delivery or overnight courier to: Logan & Company, Inc., 615 Washington Street, Second Floor, Hoboken, New Jersey 07030. Ballots must be received by 4:00 p.m., Eastern Time, on February 27, 1998 (the "Voting Deadline"). If a Ballot is received after the Voting Deadline, it will not be counted.

VI. This Ballot does not constitute and shall not be deemed a proof of Claim or Interest or an assertion or admission of a Claim or Interest.

VII. Only Ballots submitted by persons who hold Claims or Interests as of the Voting Record Date, which is January 15, 1998, shall be counted.

VIII. Only Ballots that are timely received with original signatures shall be counted; facsimile Ballots will not be counted absent the Debtor's written consent.

  IF YOU NEED ASSISTANCE IN COMPLETING YOUR BALLOT OR HAVE ANY QUESTIONS PLEASE CONTACT THE TABULATION AGENT, LOGAN & COMPANY, AT (201) 798-1031.

                     IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE


In re:                                  )  Chapter 11
                                        )
FIRST MERCHANTS ACCEPTANCE              )  Case No. 97-1500 (JJF)
CORPORATION,                            )
                                        )
FIRST MERCHANTS RESIDENTIAL             )  Case No. 97-1892 (JJF)
CREDIT CORPORATION,                     )
                                        )
        Debtors.                        )  Jointly Administered


                  NOTICE TO UNIMPAIRED CREDITORS OF THE DATE,
                TIME AND PLACE OF THE HEARING ON CONFIRMATION OF
              THE JOINT PLAN UNDER CHAPTER 11 OF THE UNITED STATES
              BANKRUPTCY CODE AND DEADLINE FOR OBJECTIONS THERETO


   1. On January 21, 1998, the Honorable Joseph J. Farnan, Jr., of the United States District Court for the District of Delaware (the "Court") approved the adequacy of the information set forth in the Joint Disclosure Statement (the "Disclosure Statement") of Debtors in Connection with Solicitation of Ballots With Respect to Joint Plan Under Chapter 11 of the United States Bankruptcy Code (the "Plan") as embodied in an Order of the Court (the "Order").

   2. According to the books, records and schedules of the Debtors, you are the holder of a claim in a class that is designated as unimpaired under the Plan. All classes of unimpaired claims under the Plan are deemed to have accepted the Plan under section 1126(f) of the Bankruptcy Code, and such parties are accordingly not entitled to vote on the Plan.

   3. If you wish to receive a copy of the Plan and the Disclosure Statement, you may obtain a copy upon request and at the expense of the Debtors by writing to:
                   First Merchants
                   c/o Logan & Company
                   615 Washington Street
                   Second Floor
                   Hoboken, New Jersey 07030

   4. The Court has established March 3, 1998 at 4:30 p.m. Eastern Time as the date and time for the hearing on the confirmation of the Plan (the "Confirmation Hearing"). Creditors may, but are not required to, attend the Confirmation Hearing. The Confirmation Hearing will be held before the Honorable Joseph J. Farnan, Jr. in the United States District Court for the District of Delaware, J. Caleb Boggs Federal Building, 844 King Street, Wilmington, Delaware 19801, and may be adjourned from time to time without further notice except for an announcement made at the Confirmation Hearing or at any adjourned Confirmation Hearing.

   5. Objections, if any, to confirmation of the Plan must be in writing and must (a) specify a caption setting forth the name of the Court, the name of the debtor, the case number and the title of the Objection to which the response is directed; (b) state the name and address of the objector and the amount of its claim or the nature of its interest in the Debtors' chapter 11 cases; (c) specify the basis and nature of the objection; and (d) be filed with the United States Bankruptcy Court for the District of Delaware at Marine Midland Plaza, 824 Market Street, Wilmington,

Delaware 19801, together with proof of service, and served on the United States Trustee, counsel for the Debtors and counsel for the Official Committee of Unsecured Creditors, so as to be received by them on or before 4:00 p.m. Eastern Time on February 27, 1998. Any objections not filed and served in accordance with this paragraph will be deemed waived and will not be considered by the Bankruptcy Court.


                                YOUNG CONAWAY STARGATT & TAYLOR, LLP



                                ---------------------------------------------
                                Laura Davis Jones  (No. 2436)
                                Robert S. Brady  (No. 2847)
                                Edwin J. Harron  (No. 3396)
                                11th Floor, Rodney Square North
                                Wilmington, Delaware  19899-0391
                                (302) 571-6600

                                Counsel for Debtors and Debtors in Possession

SPECIAL COUNSEL

SONNENSCHEIN NATH & ROSENTHAL
Robert Richards
8000 Sears Tower
Chicago, Illinois  60606
(312) 876-8000


Dated:  February __, 1998





                                      -3-